   As filed with the Securities and Exchange Commission on November 26, 1997

                                                      Registration No. 333-31471
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                        POST-EFFECTIVE AMENDMENT NO. 1

                                      TO

                                   FORM S-8

                            REGISTRATION STATEMENT

                                     Under

                          THE SECURITIES ACT OF 1933
                          __________________________


                                EMC CORPORATION
            (Exact name of registrant as specified in its charter)


          MASSACHUSETTS                                           04-2680009
  (State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                    EMC CORPORATION 1993 STOCK OPTION PLAN
                           (Full title of the plan)
                           _________________________

                               171 SOUTH STREET
                        HOPKINTON, MASSACHUSETTS 01748
         (Address of principal executive offices, including zip code)
                           _________________________

                             Paul T. Dacier, Esq.
                      Vice President and General Counsel
                                EMC Corporation
                               171 South Street
                        Hopkinton, Massachusetts  01748
                                (508) 435-1000
                           _________________________
(Name, Address and Telephone Number, including Area Code, of Agent for Service)


================================================================================

       Pursuant to Rule 478(a)(4) under the Securities Act of 1933, the Registrant hereby withdraws from registration under this Registration Statement 500,000 shares of Common Stock originally registered hereunder which have not been issued and which are being registered pursuant to a registration statement on Form S-3.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Hopkinton, Commonwealth of Massachusetts on the 24th day of November, 1997.


                                         EMC CORPORATION

                                                        *
                                         By:__________________________________
                                         Name:   William J. Teuber, Jr.
                                         Title:  Vice President and Chief
                                                 Financial Officer (Principal
                                                 Accounting Officer)


       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


        Signatures                         Title                  Date
        ----------                         -----                  -----


              *                    Chairman of the Board      November 24, 1997
------------------------------      and Director (Principal
       Richard J. Egan              Executive Officer)


              *                    President and Chief        November 24, 1997
------------------------------      Executive Officer and
     Michael C. Ruettgers           Director


              *                     Senior Vice President,     November 24, 1997
------------------------------       Chief Administrative
      Colin G. Patteson              Officer and Treasurer
                                     (Principal Financial
                                     Officer)


              *                    Vice President and Chief   November 24, 1997
------------------------------      Financial Officer
    William J. Teuber, Jr.          (Principal Accounting
                                    Officer)

              *                    Director                   November 24, 1997
------------------------------
      Michael J. Cronin


              *                    Director                   November 24, 1997
------------------------------
      John F. Cunningham


              *                    Director                   November 24, 1997
------------------------------
         John R. Egan


              *                    Director                   November 24, 1997
------------------------------
      Maureen E. Egan



              *                    Director                   November 24, 1997
------------------------------
      W. Paul Fitzgerald


              *                    Director                   November 24, 1997
------------------------------
      Joseph F. Oliveri


*By: /s/ Paul T. Dacier            Attorney-in-fact           November 24, 1997
------------------------------
     Paul T. Dacier